    ======================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported): May 15, 1998


                          HUSSMANN INTERNATIONAL, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                           1-13407                       43-1791715
-------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                File Number)               Identification No.)



12999 St. Charles Rock Road, Bridgeton, Missouri                 63044-2483
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code (314) 291-2000
                                                   --------------

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





===============================================================================

Item 5. Other Events.

      On May 15, 1998, Hussmann International, Inc., a Delaware corporation (the "Company"), and Hussmann Corporation, a Missouri corporation and a wholly owned subsidiary of the Company ("Hussmann Corp."), entered into the First Amendment dated as of May 29, 1998 to the Credit Agreement dated as of January 23, 1998 among the Company, Hussmann Corp., various financial institutions and Bank of America National Trust and Savings Association, as administrative agent. The Credit Agreement and the First Amendment are attached as Exhibit 4 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

4 Credit Agreement dated as of January 23, 1998, as amended by the First Amendment thereto dated as of May 29, 1998.

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          HUSSMANN INTERNATIONAL, INC.



Date: May 26, 1998                        By:________________________________
                                              Name:
                                              Title:

                                 EXHIBIT INDEX


          The following exhibits are filed herewith:


Exhibit No.

4 Credit Agreement dated as of January 23, 1998, as amended by the First Amendment thereto dated as of May 29, 1998.